Exhibit 99.1

Inpixon Overview October 2021

2 Safe Harbor Statement Safe Harbor Statement under the Private Securities Litigation Act All statements in this presentation that are not based on historical fact are "forward - looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and the provisions of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . While management has based any forward - looking statements included in this presentation on its current expectations, the information on which such expectations were based may change . Statements containing words such as “expect”, “believe”, “should”, “anticipate”, “intend”, plan”, “may”, “will”, and similar expressions constitute forward - looking statements . These forward - looking statements are not guarantees of future performance, rely on a number of assumptions concerning future events and are subject to a number of risks, uncertainties and other factors, many of which are outside of the control of Inpixon and its subsidiaries, which could cause actual results to materially differ from such statements . Such risks, uncertainties, and other factors include, but are not limited to, statements about our proposed and completed acquisitions, our anticipated cash flow balances, our product development plans and marketing initiatives, our ability to compete successfully in our industry, projected operating expenses, projected operating efficiencies, revenues, and capital requirements, and our projected cash position, the fluctuation of economic conditions, competition, the performance of management and employees, our ability to maintain compliance with Nasdaq’s minimum bid price requirement and other continued listing requirements and the impact of COVID - 19 on our results of operations . Additional factors that could cause results to differ materially from those described in the forward - looking statements can be found in the Company’s Annual Report on Form 10 - K for the year ended December 31 , 2021 , as filed with the Securities and Exchange Commission (the “SEC”) on March 31 , 2021 and periodic reports and current reports filed with the SEC on or after the date thereof . All of the Company’s forward - looking statements are expressly qualified by all such risk factors and other cautionary statements . Such statements and are subject to risks, uncertainties and assumptions that are difficult to predict . Therefore, our actual results could differ materially and adversely from those expressed in any forward - looking statements . The Company undertakes no obligation to publicly update any forward - looking statement, whether as a result of new information, future events or otherwise . Statements in this presentation, including factors that we believe may impact our results, are not intended to be exclusive .

Inpixon Turns Data Into Indoor Intelligence Ƞ f o r S M A R T E R , SA FE R , M OR E S E CU R E ENVIRONMENTS © Inpixon | All Rights Reserved | Inpixon.com 3

Comprehensive Suite of Indoor Technologies © Inpixon | All Rights Reserved | Inpixon.com Mapping Create dynamic, tailored map - enabled solutions that address myriad use cases Real - Time Positioning Real - time positioning of tags, locate and track wireless devices using on - device or external sensors while ensuring security and privacy Security See the unseen with wireless device detection to pinpoint unauthorized devices, enforce no - phones zones and more Analytics Turn data into intelligence and gain insights into how people interact with your indoor spaces App Pre - built App platform to deliver custom enterprise apps with over 100 APIs, plus Events platform with video streaming capability

© Inpixon | All Rights Reserved | Inpixon.com © Inpixon | All Rights Reserved | Inpixon.com

PEOPLE (Visitors & Employees) PLACES (Events & Maps) THINGS (Devices & Assets) Large, Fast - Growing Markets Inpixon recognized by Gartner in coveted Visionary quadrant WORKSPACE MA N A G EME NT EVENTS MA N A G EME NT REAL - TIME L O C A T IO N I N G S o u r c e: https://www.prnewswire.com/news - releases/smart - workplace - market - 2020 - 2024 -- covid - 19 - industry - planning - structure - 17 - 000 - technavio - research - reports - 301371490.html https://www.businesswire.com/news/home/20210201005 965/en/Insights - on - the - Global - Virtual - Events - Market - 2021 - 2025 - COVID - 19 - Analysis - Drivers - Restraints - Opportunities - and - Threats --- Technavio https://www.businesswire.com/news/home/2021012700 5635/en/19.03 - Billion - Growth - in - Real - Time - Location - Systems - Market - During - 2020 - 2024 - 52 - Growth - to - Come - from - APAC - Technavio

Inpixon Recognized by Gartner as Visionary

8 Building Valuable Intellectual Property Portfolio More than 27 registered patents and 11 pending applications in the United States, along with similar patents and applications in various countries outside the U.S. EXTENSIBILITY VI S U AL IZ A TI O N ANALYTICS PROCESSING & POSITIONING DETECTION The ways we communicate with other systems, e.g., MDM connectors, GPS attachment, and attachments sensing use of a device Tokenization/ pseudonymization of device IDs, reconciliation of multiple devices to single person, deduplication, reducing multi - path error, device synchronization, etc. Multilateration positioning calculations, fusion of GPS to cellular modems, geolocation - reporting of devices in use, detecting particular users in an environment, etc. Data processing techniques re: joins, parsing, queries, execution, and storage Method for overlaying GPS data on a UI, AR, etc.; user navigation through an environment; and map generation Patents at Every Level of Inpixon Architecture

The Ch a ll e n g e • Employees want hybrid work location, variable schedule • Employers need tech to help with workplace experience, collaboration, engagement, events, safety • Employers need to get it right, or risk attrition and recruiting problems Smart Campus Solutions for Productivity & Safety in the Post - COVID Agile Workplace Capabilities Delivered Employees • Reserve socially distanced desks • Auto check - in/out of workspaces • Search for, book rooms that meet audio/visual needs • Share location, find colleagues • Navigate to people and destinations • Attend events, in - person or virtual • Order food from the cafe • Interact with news feeds and notifications • Submit a maintenance work order • Automatically trigger a request for cleaning services upon desk/room departure Management • Host/manage hybrid on - site/virtual events • Monitor location & occupancy metrics • Review visitation patterns • Perform space planning 9 © Inpixon | All Rights Reserved | Inpixon.com

Evolution of the Availability Map © Inpixon | All Rights Reserved | Inpixon.com 10 Real - time Activity on each Floor, Building and Campus now includes: ● Bookable Rooms and Desks ● Booked Rooms and Desks ● Floor Capacity ● Total Number of Available Desks ● Total Number of Booked Desks ● Occupied Spaces - Rooms and Desks ● Dense and Crowded Areas

See Co - Worker’s Bookings © Inpixon | All Rights Reserved | Inpixon.com 11 S ee B oo ki n g s Highly experienced product manager/program director with over 12 years of software product development experience. My area of expertise is taking products from concept through production, whether it be a SaaS application, mobile app, collaboration software, or enterprise - level website. I assume the leadership role required to ensure delivery within specified time frames and budgets, while gu i d i n g m y t ea m w it h h i g h a tt en ti o n t o de t a il , proce ss , an d a pa ss i o n for what we’re creating. My wide skill set – ranging from product strategy, program management, multifunction team management and functional/technical documentation to product design and user interface/user experience has allowed me to consistently enable stakeholders to achieve or exceed their business goals. S ee B oo ki n g s Highly experienced product manager/program director with over 12 years of software product development experience. My area of expertise is taking products from concept through production, whether it be a SaaS application, mobile app, collaboration software, or enterprise - level website. I assume the leadership role required to ensure delivery within specified time frames and budgets, while gu i d i n g m y t ea m w it h h i g h a tt en ti o n t o de t a il , proce ss , an d a pa ss i o n for what we’re creating. My wide skill set – ranging from product strategy, program management, multifunction team management and functional/technical documentation to product design and user interface/user experience has allowed me to consistently enable stakeholders to achieve or exceed their business goals. Skye’s Bookings Friday, Sep 18 9:00am - 5:30pm Desk: 2W279 Ivy Station, Floor 2 Monday, Sep 21 11:00am - 12:30pm Room: Sunset Purple Ivy Station, Floor 2 Tuesday, Sep 22 9 : 00 am - 5 : 00 pm Desk : 2 W 278 Ivy Station, Floor 2 Wednesday, Sep 23 10:00am - 5:00pm Desk: 2W278 Ivy Station, Floor 2 Thursday, Sep 24 9:00am - 5:00pm Desk: 2W277 9

With Augmented Reality (AR) you can see the availability! © Inpixon | All Rights Reserved | Inpixon.com 12

14 © Inpixon | All Rights Reserved | Inpixon.com

Inpixon Analytics Platform © Inpixon | All Rights Reserved | Inpixon.com

© Inpixon | All Rights Reserved | Inpixon.com 16 CO N FERE N CI N G & COLLABORATION FACILITIES MAPPING, W AY FI N DI NG, SENSORS SEC U RI TY & SERVICES EVENTS, RE G I S T R AT ION & LOGIN MARKETING & SOF T W A R E Rapidly Growing Ecosystem of Integrated Solutions

Corporate Events For Hybrid Attendees o Enterprise Virtual Event Platform Virtual, Physical and Hybrid Events o Web, Native iOS and Android apps that enhance their experience (regardless of whether they are attending in person or remote) o Over 85+ Key Features Registration, Agendas, Session Mgmt, Audience Entitlement Groups, Notifications, Navigation, Surveys and Live Polls © Inpixon | All Rights Reserved | Inpixon.com

Executive Briefing Centers For Hybrid Attendees o Enhanced Experience Pre - Meeting, During Meeting and Post - Meeting Experience o Easily Accessible On any browser and any device with SSO Integration o Key Partner Integrations Salesforce, Eloqua, Marketo and Scheduling Tools © Inpixon | All Rights Reserved | Inpixon.com

RTLS and Ranging for Safety, Tracking, Automation

inpixon

Ranging

Tag-to-tag
No infrastructure required



Continuous Distance
Calculation (Ranging)

Tags blink up to 50x/second

Tags calculate distance via time of flight (ToF)

+

RTLS



Tags blink; anchors register time-of-arrival (ToA)

Location engine calculates precise positions using time-difference-of-arrival (TDOA)

+

Data Comm Backbone



SAFE
HAZARDOUS

Collision Avoidance & Safety Zones



UWB
UWB

Location & Density Maps



inpixon

Process Tracking



Command & Control People, Assets, Vehicles



People & Asset Locator



Type: Fan
- Could not communicate with PLC
Local Air Demand: 1.77 kCfm
Air Demand : 1.77 kCfm
Requested Air Flow: 1.77 kCfm
RUN + UTS
Torque: 0%
Actual Setpoint: 40%
VOD Setpoint: 40%
Fault code: 0

Ventilation on Demand (VoD)



Level 0008 Ramp Gas Sensor Maestro
CO: 0.60 ppm
NO2: 0.00 ppm
O2: 20.30 %
LEL: 4.30 %

Gas Sensor Monitoring

Other:
Automated Doors
Traffic Signal Control
Access Control to Explosives

© Inpixon | All Rights Reserved | Inpixon.com
19

CORPORATE EDUCATION GOVERNMENT HEALTHCARE HOSPITALITY RE T A IL COMMERCIAL REAL ESTATE TRANSPORTATION INDUSTRIAL

Key Metrics and Growth Trends o Revenue in fiscal year 2020 increased 48% compared to fiscal year 2019 o Revenue increased by 122% for 6 - months ended June 30, 2021 compared to prior period o Gross margin of 72% in Q2 2021 (typical range is 70% - 74%) o Raised appx. $78 million in NET proceeds in Q1 2021 to fuel M&A activities and for working capital o Approximately $70 million in cash on - hand and short - term investments as of June 30, 2021 o Completed financing approximately $52 million in net cash in September 2021 o Other Investments © Inpixon | All Rights Reserved | Inpixon.com 21

Key Statistics Ticker: Exchange: Share Price (10/20/21): Shares Authorized Shares Outstanding (9/17/21): Market Cap: Fiscal Year End: INPX NASDAQ $0.82 250 M ~ 117M ~$95.9M December 31

Inpixon Executive Team

inpixon



Nadir Ali
Chief Executive Officer
- Oversee strategy direction and operations of the company
- Prior experience: Tira Capital, Isadra, Deloitte Consulting
- BA, University of California, Berkeley



Soumya Das
Chief Operating Officer
- Leads operations, marketing, sales, customer success
- Prior experience: Identiv, SecureAuth, Oracle, Opentext
- MBA, UK; BBM, Andhra University, India



Wendy Loundermon
Chief Financial Officer
- Oversees the financial and administrative units
- Prior experience: Sysorex Government Services
- BS in Accounting and MS in Taxation from George Mason University



Adam Benson
Chief Technology Officer
- Leads software and hardware engineering
- Prior experience: Cadillac Fairview Corporation; VMG Strategic Consulting, AME Supply



Melanie Figueroa
General Counsel and SVP Corporate Development
- Oversees legal affairs and the company's strategic growth strategy and business initiatives
- Prior experience: Mitchell Silberberg & Knupp LLP



David Westgate
Executive Vice President of IT Operations
- Oversees the cloud infrastructure, and corporate networks,
- Prior experience: U.S. Air Force, McBride and Associates



Chris Wiegand
EVP Sales
- Manages direct sales, worldwide reseller partner and SI channels for enterprise customers
- Prior experience: Founder/CEO of Jibestream



Leon Papkoff
EVP, Smart Campus
- Oversees CXApp Sales operations
- Prior experience: Founder CXApp
- BA in marketing & Management University of Oregon



Shirish Tangirala
Managing Director, Inpixon India
- Oversees Inpixon India operations
- Prior experience: NCGS, Global Medical Informatics
- BE in Civil Engineering majoring in Computer Applications, India

Thank You! © Inpixon | All Rights Reserved | Inpixon.com